MFS(R)/ SUN LIFE SERIES TRUST:

                   MASSACHUSETTS INVESTORS GROWTH STOCK SERIES

                      Supplement to the Current Prospectus


Effective October 31, 2003, the Portfolio Manager section of the prospectus is hereby restated as follows:

         This series is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each an MFS Senior Vice President, and Gregory Locraft, an MFS Vice President. These individuals have each been a portfolio manager of the series since: Mr. Pesek -- 1999, Mr. Ali and Mr. Locraft - each effective October 31, 2003, and they have each been employed in the MFS investment management area since: Mr. Pesek - 1994, Mr. Ali - 1993 and Mr. Locraft - 1998.

Members of the team may change from time to time, and a current list of team members is available by contacting MFS.

                The date of this Supplement is November 26, 2003.